UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 19, 2019

Fidus Investment Corporation

(Exact name of registrant as specified in its charter)

Maryland	814-00861	27-5017321
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1603 Orrington Avenue, Suite 1005, Evanston, Illinois		60201
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 847-859-3940

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	FDUS	NASDAQ Global Select Market
5.875% Notes due 2023	FDUSL	NASDAQ Global Select Market
6.000% Notes due 2024	FDUSZ	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Results of Annual Meeting of Stockholders

Fidus Investment Corporation’s (the “Company”) 2019 annual meeting of stockholders (the “Annual Meeting”) was originally scheduled to be held on June 6, 2019, but was adjourned in order to obtain a sufficient number of votes to constitute a quorum required to hold the Annual Meeting. On June 19, 2019, the Company reconvened and held the Annual Meeting at its offices located at 1140 Avenue of the Americas, 21st Floor, New York, New York 10036. The common stockholders of the Company voted on two proposals at the Annual Meeting, both of which were approved. The final voting results from the Annual Meeting were as follows:

Proposal 1 — Election of Two Class II Directors

The following individuals, constituting all the nominees named in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 26, 2019 (the “Proxy Statement”), were elected as the Class II directors to serve until the 2022 annual meeting of stockholders and until their successors have been duly elected and qualified. The following votes were taken in connection with this proposal:

	FOR	WITHHELD
Thomas C. Lauer	10,904,643	1,357,725
Edward X. Tune	11,711,955	550,413

Proposal 2 — Approval to Sell or Otherwise Issue Shares of Common Stock Below Net Asset Value

A proposal to authorize the Company, pursuant to approval of the Board of Directors of the Company, to sell or otherwise issue shares of its common stock during the next year at a price below the Company’s then current net asset value per share, subject to certain conditions as set forth in the Proxy Statement (including that the cumulative number of shares sold pursuant to such authority does not exceed 25% of its then outstanding common stock immediately prior to each such sale) was approved. The following votes were taken in connection with this proposal:

FOR	AGAINST	ABSTAIN
9,618,339	2,216,426	427,598

This proposal was also approved by the Company’s non-affiliated stockholders by a vote of 9,259,451 shares for, 2,216,426 shares against and 427,598 abstained. The number of votes cast in favor of this proposal represents a majority of outstanding voting securities of the Company, as defined under the Investment Company Act of 1940, and a majority of outstanding securities not held by affiliated persons.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2019	Fidus Investment Corporation

	By:	/s/ Shelby E. Sherard
Shelby E. Sherard
Chief Financial Officer,
Chief Compliance Officer and Secretary